Prospectus Supplement

John Hancock Exchange-Traded Fund Trust

John Hancock Preferred Income ETF (the fund)

Supplement dated April 28, 2022 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)

Effective as of June 30, 2022 (the Effective Date), James Gearhart, CFA and Jonas Grazulis, CFA will be added as portfolio managers for the fund. As of the Effective Date, Joseph H. Bozoyan, CFA, Bradley L. Lutz, CFA and Caryn E. Rothman, CFA will continue as portfolio managers of the fund and, along with James Gearhart, CFA and Jonas Grazulis, CFA will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Accordingly, as of the Effective Date, the following information will be added under the heading “Portfolio management” in the Summary Prospectus:

James Gearhart, CFA

Associate Portfolio Manager, Global Credit team

Managed the fund since 2022

Jonas Grazulis, CFA

Associate Portfolio Manager, Global Credit team

Managed the fund since 2022

Further, effective as of December 31, 2022, Bradley L. Lutz, CFA will no longer serve as a portfolio manager for the fund. As of December 31, 2022, Joseph H. Bozoyan, CFA, Caryn E. Rothman, CFA, James Gearhart, CFA and Jonas Grazulis, CFA, will continue as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of December 31, 2022, all references to Mr. Lutz will be removed from the fund’s Summary Prospectus.

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.

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